SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 15, 1999

MELLON AUTO RECEIVABLES CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated April 1, 1999, which forms Mellon Auto Grantor Trust 1999-1, which will issue Asset-Backed Certificates).

                     MELLON AUTO RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-65271-01              25-1831621
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


One Mellon Bank Center, Room 0410
Pittsburgh, PA                                                   15258
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (412) 236-6559

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 7
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mellon Auto Grantor Trust 1999-1. The Trust's Certificates were issued, and this report and exhibit are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 1999 ( the "Agreement"), among Mellon Auto Receivables Corporation, as depositor, Mellon Bank, as servicer and seller, Norwest Bank Minnesota, National Association, as trustee, and The Chase Manhattan Bank, as collateral agent. On October 15, 1999 distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 15, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Collateral Agent under the Agreement referred to herein



Date:    October 28, 1999            By:  /s/ Jennifer Richardson
                                        Jennifer Richardson
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         October 15, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on October 15, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                       MELLON BANK AUTO LOAN TRUST SERIES 1999-1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


PERIOD:             6                                                                                         PAGE #      1
DETERMINATION:      10/08/99                                                                                  Beginning:  09/01/99
DISTRIBUTION:       10/15/99                                                                                  Ending:     09/30/99

CLASS A   5.46%  ASSET BACKED CERTIFICATES
CLASS B   5.76%  ASSET BACKED CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------------
                         ORIGINAL           BEGINNING                                                                END
                         PRINCIPAL          PRINCIPAL        PRINCIPAL          INTEREST          TOTAL              PRINCIPAL
CLASS                    BALANCE            BALANCE        DISTRIBUTION       DISTRIBUTION     DISTRIBUTION          BALANCE

----------------------------------------------------------------------------------------------------------------------------------
CLASS A              $307,741,000.00   $260,571,438.38     $8,892,770.72    $1,185,600.04    $10,078,370.76       $251,678,667.66
CLASS B                $9,517,887.13     $8,059,015.66       $275,037.74       $38,683.28       $313,721.02         $7,783,977.92
----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE TOTALS   $317,258,887.13   $268,630,454.04     $9,167,808.46    $1,224,283.32    $10,392,091.78       $259,462,645.58
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                         FACTOR INFORMATION PER $1,000

-----------------------------------------------------------------------------------------
                         PRINCIPAL           INTEREST            END PRINCIPAL
                         DISTRIBUTION        DISTRIBUTION        BALANCE
-----------------------------------------------------------------------------------------
CLASS A                  28.896931901        3.852590458         817.826248891
CLASS B                  28.896932296        4.064271773         817.826247956
-----------------------------------------------------------------------------------------
CERTIFICATE TOTALS       28.896931912        3.858940977         817.826248863
-----------------------------------------------------------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                JENNIFER RICHARDSON
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001






-----------------------------------------------------------------------------------------------------------------------------------
                                       MELLON BANK AUTO LOAN TRUST SERIES 1999-1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


PERIOD:             6                                                                                         PAGE #      2
DETERMINATION:      10/08/99                                                                                  Beginning:  09/01/99
DISTRIBUTION:       10/15/99                                                                                  Ending:     09/30/99

                                                                                                         Per $1000
                                                                                                         ---------
     I.        Servicing Fee                                                            $111,929.36      0.35280133



     II.       Pool Balance at the end of the Collection Period                     $259,462,645.58

     III.      Repurchase Amounts for Repurchased Receivable

                    By Seller                                                                 $ -
                    By Servicer                                                               $ -
                    TOTAL                                                                     $ -

     IV.       Realized Net Losses for Collection Period                                 $78,399.76

     V.        Reservce Account Balance after Disbursement                            $7,783,879.37

     VI.       Specified Reserve Account Balance                                      $7,783,879.37

     VII.      Total Distribution Amount

                    Servicing Fee                                                       $111,929.36
                    Certificateholders' Distribution Amount                          $10,392,091.78
                    Deposit to Reserve Account                                          $668,962.31

     VIII.     Certificateholders' Distributable Amount

-----------------------------------------------------------------------------------------------------------------------------------
              Principal       Interest            Total       Prin (per $1000/orig)   Int (per $1000/orig)   Total (per $1000/orig)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS       $8,892,770.72   $1,185,600.04    $10,078,370.76       28.8969319               3.852590458              32.74952236
CLASS         $275,037.74      $38,683.28       $313,721.02       28.8969323               4.064271773              32.96120407
-----------------------------------------------------------------------------------------------------------------------------------
Total       $9,167,808.46   $1,224,283.32    $10,392,091.78       28.89693191              3.858940977              32.75587289
-----------------------------------------------------------------------------------------------------------------------------------

     IX.       Reserve Fund Transfer Amount                                              $668,962.31

     X.        Advance Summary for Collection Period

                    A.   Unreimbursed Advances for the Period                            $299,433.88
                    B.   Unreimbursed Advances for the Previous Period                   $311,297.47
                    C.   Change from the Previous Period                                 $(11,863.59)

                    D.   Reimbursed Advance from the Collection                          $113,731.89
                    E.   Reimbursed Advance from Liquidation Proceeds                          $ -
                    F.   Reimbursed Advance from Reserve Account Withdrawals                   $ -


